JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock of Microfield Group, Inc., an Oregon corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

DATED EFFECTIVE:  _____________, 2006.


                                     AEQUITAS CAPITAL MANAGEMENT, INC.

                                      /s/ ROBERT J. JESENIK
                                     ---------------------------------------
                                     By:  Robert J. Jesenik
                                     Its:  CEO

                                     JMW GROUP, LLC, by its Manager
                                     Aequitas Capital Management, Inc.

                                      /s/ ROBERT J. JESENIK
                                     ---------------------------------------
                                     By:  Robert J. Jesenik
                                     Its:  CEO

                                     CHRISTENSON GROUP LLC, by its Manager
                                     Aequitas Capital Management, Inc.

                                      /s/ ROBERT J. JESENIK
                                     ---------------------------------------
                                     By:  Robert J. Jesenik
                                     Its:  CEO

                                     CEAC, INC.

                                      /s/ ROBERT J. JESENIK
                                     ---------------------------------------
                                     By:  Robert J. Jesenik
                                     Its:  CEO

                                     CHRISTENSON LEASING COMPANY, LLC,
                                     by its Manager
                                     Aequitas Capital Management, Inc.

                                      /s/ ROBERT J. JESENIK
                                     ---------------------------------------
                                     By:  Robert J. Jesenik
                                     Its:  CEO



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PDX/112816/141153/GWM/1327449.1
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                                     DESTINATION CAPITAL, LLC, by its
                                     Manager, Aequitas Capital Management, Inc.

                                      /s/ ROBERT J. JESENIK
                                     ---------------------------------------
                                     By:  Robert J. Jesenik
                                     Its:  CEO


                                     ENERGY FUND II, LLC, by its Manager
                                     Aequitas Capital Management, Inc.

                                      /s/ ROBERT J. JESENIK
                                     ---------------------------------------
                                     By:  Robert J. Jesenik
                                     Its:  CEO


                                     ENERGY FUND III, LLC, by its Manager
                                     Aequitas Capital Management, Inc.

                                      /s/ ROBERT J. JESENIK
                                     ---------------------------------------
                                     By:  Robert J. Jesenik
                                     Its:  CEO


                                     ENERGY FUND IV, LLC, by its Manager
                                     Aequitas Capital Management, Inc.

                                      /s/ ROBERT J. JESENIK
                                     ---------------------------------------
                                     By:  Robert J. Jesenik
                                     Its:  CEO

                                     CHRISTENSON ELECTRIC, INC.

                                      /s/ A. MARK WALKER
                                     ---------------------------------------
                                     By:  A. Mark Walter
                                     Its:  President











2 - JOINT FILING AGREEMENT
PDX/112816/141153/GWM/1327449.1